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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 10,1998


                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                      333-30759-04            75-2620414
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
        Incorporation)                   File Number)        Identification No.)


              700 North Pearl Street
                Suite 2400, LB #342
                   Dallas, Texas                                 75201-7424
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       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (214) 953-7700
                                                          --------------


                                    No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1998-3, described in a Prospectus Supplement to be dated as of September 1998, certain term sheets and "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         The Related Computational Materials furnished to certain prospective investors by the lead Underwriter, Morgan Stanley Dean Witter, are filed herewith as Exhibit 99.1. In addition, Prudential Securities Incorporated and Credit Suisse First Boston, as co-underwriters, have furnished Related Computational Materials to certain prospective investors, which are substantially identical to the Related Computational Materials furnished by Morgan Stanley Dean Witter, other than the disclosure in each related co-underwriter's legend. Therefore, only each co-underwriter's legend has been filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


         99.1 Computational Materials and ABS Term Sheets of Morgan Stanley Dean Witter relating to the Offered Certificates.

         99.2 Legend to Related Computational Materials and ABS Term Sheets of Prudential Securities Incorporated relating to the Offered Certificates.

         99.3 Legend to Related Computational Materials and ABS Term Sheets of Credit Suisse First Boston relating to the Offered Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                          By: /s/ Ronald B. Kirkland
                              ---------------------------------
                              Name:  Ronald B. Kirkland
                              Title: Vice President and
                                       Chief Accounting Officer



Dated: September 10, 1998


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                                  EXHIBIT INDEX

Exhibit No.      Description                                            Page No.

    99.1         Computational Materials and ABS Term Sheets of
                 Morgan Stanley Dean Witter relating to the Offered
                 Certificates.                                          ________

    99.2         Legend to Related Computational Materials and ABS
                 Term Sheets of Prudential Securities Incorporated
                 relating to the Offered Certificates.                  ________

    99.3         Legend to Related Computational Materials and ABS
                 Term Sheets of Credit Suisse First Boston relating
                 to the Offered Certificates.                           ________